UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):    September 20, 2004

TEKELEC

(Exact name of registrant as specified in its charter)

California	0-15135	95-2746131

(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

26580 W. Agoura Road, Calabasas, California	91302

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (818) 880-5656

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐ Written Communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Completion of Acquisition or Disposition of Assets	1
Item 3.02 Unregistered Sales of Equity Securities	1
Item 9.01 Financial Statements and Exhibits	2
Exhibit 2.1
Exhibit 2.2
Exhibit 99.1

 i

Item 2.01. Completion of Acquisition or Disposition of Assets

     On September 20, 2004, Tekelec, a California corporation (“Tekelec”), completed the acquisition of all of the outstanding shares of capital stock of privately held VocalData, Inc., a Delaware corporation (“VocalData”). The acquisition was accomplished by means of a triangular merger of a new wholly owned subsidiary of Tekelec (Punkydoo Inc.) with and into VocalData (the “Acquisition”). As a result of the Acquisition, VocalData is the surviving corporation and a wholly owned subsidiary of Tekelec.

     The Acquisition was consummated pursuant to the terms of an Agreement and Plan of Merger dated as of September 14, 2004, among Tekelec, VocalData, Punkydoo Inc. and Core Capital Partners, L.P., as Representative (the “Representative”) of the preferred stockholders of VocalData (the “Merger Agreement”).

     Tekelec paid to the preferred stockholders of VocalData, in exchange for their interests in VocalData, consideration in the total amount of approximately $27,500,000, consisting of (i) an aggregate cash amount of $14,500,000, and (ii) 779,989 shares of Tekelec Common Stock, which number of shares is subject to reduction for certain working capital adjustments. The value of the 779,989 shares is equal to approximately $13,000,000 based on the closing sales price of Tekelec’s Common Stock on the Nasdaq National Market on September 20, 2004. The number of shares was computed pursuant to the terms of the Merger Agreement by dividing $14,500,000 by the average of the closing sales price per share of Tekelec’s Common Stock on the Nasdaq National Market for the ten trading days ending on the second trading day prior to the closing of the merger transaction. The parties have placed approximately $5,220,000 (based on the closing sales price of Tekelec Common Stock on September 20, 2004) of the stock merger consideration (consisting of 311,998 shares of Tekelec Common Stock) into escrow with U.S. Bank National Association for 18 months following the closing of the transaction for the satisfaction of (i) any indemnification claims made by Tekelec under the Merger Agreement, and (ii) certain working capital adjustments under the Merger Agreement. The shares in escrow will be held in accordance with the terms of an Escrow Agreement dated September 20, 2004 among Tekelec, the Representative and the Escrow Agent.

     In connection with the Acquisition, 69 VocalData officers and employees were granted, pursuant to Nasdaq Marketplace Rule 4350(i)(1)(A)(iv), employment inducement stock options to purchase a total of 1,083,400 shares of Tekelec Common Stock. The number of shares subject to these grants amounted to less than 2% of the outstanding shares of Tekelec Common Stock as of the date of grant. All such options have an exercise price equal to the closing sales price per share of Tekelec Common Stock on the Nasdaq National Market on September 20, 2004 (i.e., $16.73), and will vest over a four-year period.

     In addition, on the closing date eight VocalData officers and key employees were granted, pursuant to Nasdaq Marketplace Rule 4350(i)(1)(A)(iv), restricted stock units covering a total of 18,000 shares of Tekelec Common Stock. The restricted stock units will vest one year from the grant date.

     The 779,989 shares of Tekelec Common Stock issued to the preferred stockholders of VocalData upon consummation of the merger were issued pursuant to the exemption from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), afforded by Section 4(2) of the Securities Act and Rule 506 of Regulation D thereunder, based in part upon Tekelec’s reasonable belief that the preferred stockholders are accredited investors within the meaning of Regulation D.

     Prior to entering into the Merger Agreement there was no material relationship between Tekelec and VocalData.

     VocalData is a provider of hosted Internet protocol (IP) telephony applications that enable the delivery of advanced telecom services and applications to business and residential customers.

     The foregoing description of the Acquisition is qualified in its entirety by reference to (i) the Merger Agreement, which is included in this Current Report on Form 8-K as Exhibit 2.1, and (ii) the Escrow Agreement, which is included in this Current Report on Form 8-K as Exhibit 2.2. The announcement of the closing of the Acquisition is contained in a press release which is included in this Current Report on Form 8-K as Exhibit 99.1.

Item 3.02. Unregistered Sales of Equity Securities

     The information set forth in Item 2.01 is incorporated herein by this reference.

Item 9.01. Financial Statements and Exhibits

     (a) Financial statements of businesses acquired.

     Tekelec will file financial statements under cover of Form 8-K/A no later than December 4, 2004 (71 days after this Report is required to be filed).

     (b) Pro forma financial information.

     Tekelec will file pro forma financial information under cover of Form 8-K/A no later than December 4, 2004 (71 days after this Report is required to be filed).

     (c) Exhibits

Exhibit No.	Description
2.1
Agreement and Plan of Merger dated as of September 14, 2004 by and among Tekelec, Punkydoo Inc., VocalData, Inc. and Core Capital Partners, L.P., as Representative (schedules and exhibits are omitted from this agreement, and Tekelec agrees to furnish supplementally a copy of any such schedules and exhibits to the Commission upon request)

2.2	Escrow Agreement dated as of September 20, 2004 by and among Tekelec, Core Capital Partners, L.P., as Representative, and U.S. Bank National Association

99.1	Press Release of Tekelec dated September 20, 2004

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Tekelec
Dated: September 24, 2004	By:	/s/ Ronald W. Buckly
Ronald W. Buckly
Senior Vice President, Corporate Affairs and General Counsel

EXHIBIT INDEX

Exhibit No.	Description
2.1
Agreement and Plan of Merger dated as of September 14, 2004 by and among Tekelec, Punkydoo Inc., VocalData, Inc. and Core Capital Partners, L.P., as Representative (schedules and exhibits are omitted from this agreement, and Tekelec agrees to furnish supplementally a copy of any such schedules and exhibits to the Commission upon request)

2.2	Escrow Agreement dated as of September 20, 2004 by and among Tekelec, Core Capital Partners, L.P., as Representative, and U.S. Bank National Association

99.1	Press Release of Tekelec dated September 20, 2004